THE ADVISORS’ INNER CIRCLE FUND III

Rayliant Quantamental China Equity ETF

Rayliant Quantitative Developed Market Equity ETF

Rayliant Quantamental Emerging Market Ex-China Equity ETF

Rayliant SMDAM Japan Equity ETF

(the “Funds”)

Supplement dated June 30, 2025 to the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated January 28, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Mark Schlarbaum no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Schlarbaum contained in the Summary Prospectuses, Prospectus and SAI are hereby deleted. There are currently no plans to replace Mr. Schlarbaum with an additional portfolio manager for any of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RAY-SK-006-0100